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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        TRAVELERS PROPERTY CASUALTY CORP.
             (Exact Name of Registrant as Specified in Its Charter)

              CONNECTICUT                                06-1008174
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

 ONE TOWER SQUARE, HARTFORD, CONNECTICUT                    06183
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and is            12(g) of the Exchange Act and is
effective upon filing pursuant              effective upon filing pursuant
to General Instruction A.(c),               to General Instruction A.(d),
please check the following box. [X]         please check the following box. [ ]


Securities Act registration statement file number to which this form relates:
333-82388

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                  Name of Each Exchange on Which
          to be so Registered                  Each Class is to be Registered
          -------------------                  ------------------------------
    % Convertible Junior Subordinated               New York Stock Exchange
Notes due 2032


Securities to be registered pursuant to Section 12(g) of the Act:

None.
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            For a description of the          % Convertible Junior Subordinated
Notes due 2032 to be registered hereunder, reference is made to the information set forth under the heading "Description of the Notes" in the Registrant's Prospectus, which constitutes part of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-82388) (the "S-1 Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), which information is hereby incorporated herein by reference. The definitive description of such securities will be contained in the definitive Prospectus which will be filed pursuant to Rule 424(b) under the Act, and which shall be deemed to be incorporated by reference herein.

ITEM 2.     EXHIBITS

            The following exhibits to this Registration Statement have been filed as exhibits to the S-1 Registration Statement and are hereby incorporated herein by reference.

Exhibit
Number                      Description of Exhibit
------                      ----------------------

   1. Form of Indenture between the Registrant and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to the S-1 Registration Statement).

   2. Form of First Supplemental Indenture between the Registrant and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.4 to the S-1 Registration Statement).

   3. Form of Convertible Junior Subordinated Note (incorporated by reference to Exhibit 4.5 to the S-1 Registration
          Statement).
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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 12, 2002


                              TRAVELERS PROPERTY CASUALTY CORP.


                              By: /s/   Daniel W. Jackson
                                 -------------------------------
                                   Name:  Daniel W. Jackson
                                   Title: Assistant Secretary